Individual Deferred Variable Annuity Application Regular Mail Overnight Mail The United States Life Insurance with checks: with checks: Company in the City of New York P.O. Box 100357 2710 Media Center Drive Pasadena, CA 91189-0357 Building #6, Suite 120 Los Angeles, CA 90065-1750 Annuity Service Center without checks: without checks: 1050 North Western Street P.O. Box 15570 1050 North Western Amarillo, TX 79106-7011 Amarillo, TX 79105-5570 Amarillo, TX 79106-7011 [( 1-800-445-7862] ‘1 ‘1 ‘1 ‘1 Consult with your financial advisor to determine if your elections and investment options are appropriate for you. The prospectus and/or your financial advisor can provide further information about elections, including availability, maximum issue age and the additional fee associated with each Benefit Election. 1 [The indicates a required response. Print or type.] 1 Product Selection (Solicitation state indicates the state in which this Application is signed.) [Product Name (Share Class)] 2 Solicitation State [Polaris Platinum III (B)] 2 [(Enter two-character state code) ]_NY_ 2 2 Owner(s) Information [(Select one of the following Owner Types and complete this section in its entirety.) Owner Type: ¨ Individual ¨ Trust/ Trust Date _____________ ¨ Custodian ¨ Other ________________ 3 Not all entity-owned contracts will be accepted; contact the Annuity Service Center prior to submitting this Application.] Name q Male q Female Address City State ZIP Birth Date SSN/TIN Phone Email Joint Owner (if applicable) Name: q Male q Female Address City State ZIP Birth Date SSN/TIN Relationship to Owner Phone 3 Annuitant(s) Information [q Same as Owner (Complete only if different from Owner)] 3 Name q Male q Female Address City State ZIP Birth Date SSN Phone Email Joint Annuitant (if applicable) Name q Male q Female Address City State ZIP Birth Date SSN Phone USLA-579 (9/19)

4 Beneficiary Information Joint Owners (Joint Annuitants, if contract is non-naturally owned) shall be each other’s sole primary beneficiary and any other beneficiary listed will be designated as “contingent.” • If one Owner is listed on Page 1 and the beneficiary type is not selected below, the beneficiary will be designated as “primary.” • Multiple beneficiaries will share the death benefit equally, unless otherwise specified and percentages must total 100%. • For non-naturally owned contracts, if no beneficiary is listed below, the beneficiary will default to the Owner listed on this Application. • If the Owner is a trust, the trust must be designated as the sole primary beneficiary. Note: If any Living Benefit is elected with Joint Life (2 covered persons) under Section 6 below, you must provide the spousal beneficiary information here. 1. Beneficiary Name ____________________ ________________________________ q Primary q Contingent Address __________ City State Zip________ Relationship ______ Beneficiary %__________ SSN/TIN Phone Birth/Trust Date Email q Male q Female 2. Beneficiary Name q Primary q Contingent 6’ Address __________ City State Zip________ Relationship ______ Beneficiary %__________ SSN/TIN Phone Birth/Trust Date Email q Male q Female 6’ [r Check this box if providing additional beneficiaries on the [Additional Beneficiary Information] 4 form or a separate sheet signed by the Owner.] 5 Contract Type and Source of Funds See the prospectus for minimum Purchase Payment (“investment”) amounts. Contract Type (new product) Source of Funds Select one Contract Type below. Indicate source of funds and amount of initial investment below. q Amount enclosed q Non-qualified $________ q 1035 Exchange** $________ q IRA q Roth IRA q Transfer** $________ 7a’ q Rollover** $________ 7 q SEP q Inherited Non-qualified q IRA Contribution/IRA Tax Year _______ $________ Annuity* q Inherited IRA* r Funds coming direct $________ *Not available with Living Benefit election r Other_________ $________ **Complete/submit [Request for Transfer-Exchange form] 4with this 7‘ Application, unless you check the box next to “Funds coming direct” above.

6 Benefit Elections [6(a)]. 5Optional Living Benefit Elections: You MUST complete I orbelow) II below I. q I am NOT electing a Living Benefit (proceed to [6(b)] 5 II. If electing a Living Benefit, you must make choices under one of the Living Benefit Elections below. Benefit Elections (Select [Feature, Number of Lives and Income Option]) Living 8a Refer to the rate sheet prospectus supplement for all Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage rates. Refer to the prospectus for fees applicable to each Living Benefit. Select One Feature r [Polaris Income Plus Daily Flex] r [Polaris Income Plus Flex] (minimum issue age is 45) 8a ‘ 8a ‘ Lives 8a’ [rOne Covered Person or rTwo Covered Persons*] Select Number of 8a 8d’ [r Option 1 8a’ r Option 2 Select One Income Option r Option 3] Covered Person(s) are the Owner(s)/Annuitant(s) named on Page 1. If selecting Two Covered Persons and only one Owner/Annuitant is named on Page 1, the second Covered Person is the spousal beneficiary named under Section 4. If there are Joint Owners on Page 1 and you are selecting One Covered Person above, the older Joint Owner is 8b’ automatically the sole Covered Person unless you check the box below: r The younger Joint Owner named on Page 1 is the sole Covered Person *Two Covered Persons must be each other’s spouse and sole primary beneficiary. You must complete the primary Beneficiary Information for your spouse including the SSN and date of birth in Section 4. [6(b)].5 [Death Benefit Election: A selection must be made below for this application to be in good order. [q [Return of Purchase Payment (ROP)] [(Separate Account Charge: [1.15%])]] [q [Maximum Anniversary Value (MAV)] [(Separate Account Charge: [1.40%])]] 8c 8c [q [Contract Value] [(Separate Account Charge: [1.00%])]] 7 Investment Options / Optional Programs Initial Investment: If a Living Benefit was elected above, we automatically allocate9’[10%] of your initial investment to the Secure Value Account (SVA), which provides a9’[1-Year] Guarantee Period. Automatic Asset Rebalancing: If a Living Benefit was elected above, we rebalance your investment option(s) quarterly to 9b the portfolios you select. We do not include the Secure Value Account in rebalancing. ’ If you elected [Polaris Income Plus Daily Select your investment options in Section [7(a)] 5 below [or complete Flex] 8a the “Build-Your-Own Allocation” section of the Investment Option Election 9a’ Form, which must then be attached to this Application]. 9a If you elected the [Polaris Income Plus Flex] Select your investment options in Section [7(b)] 5 below. 8a‘ If you are not electing a Living Benefit Skip 7(a) [and 7(b)] 5 below and complete the Investment Option Election Form, which must be attached to this Application. USLA-579 (9/19)

7(a). [Polaris Income Daily Flex] 8a – Investment Options Investment Options (Invest in one or more of the portfolios below) • [Indicate your investment choice(s) for [90%]10 of your initial investment below under the Payment Allocation column. • To gradually invest using a DCA Account, check a box below to allocate [90%]10 of your initial investment to either the 6-Month or 1-Year DCA Account and choose your DCA Target Allocation(s) under the DCA Target Allocation column. Use whole percentages only.] 10 Payment Allocation [Automatic Secure Value Account Allocation] 10 Secure Value Account [ 10%]10 [DCA Account Options] 10 [6-Month DCA Account] [(90% allocation)] 10 [¨% (DCA Target Allocation Below)] 10 10 [1-Year DCA Account ] [(90% allocation)] 10 [¨% (DCA Target Allocation Below)] 10 ’ DCA Target Allocation [Index Fund-of-Funds] 10 [SA Global Index Allocation 60/40 Portfolio] _____ % _____ % [SA Global Index Allocation 75/25 Portfolio] _____ % _____ % [SA Global Index Allocation 90/10 Portfolio] _____ % _____ % [SA Index Allocation 60/40 Portfolio] _____ % _____ % [SA Index Allocation 80/20 Portfolio] _____ % _____ % [SA Index Allocation 90/10 Portfolio] _____ % _____ % [Asset Allocation Portfolios] 10 [SA American Funds Asset Allocation Portfolio] _____ % _____ % [SA Edge Asset Allocation Portfolio] _____ % _____ % [SA Goldman Sachs Multi-Asset Insights Portfolio] _____ % _____ % [SA Putnam Asset Allocation Diversified Growth Portfolio] _____ % _____ % [SA JPMorgan Balanced Portfolio] _____ % _____ % [SA BlackRock Multi-Asset Income Portfolio] _____ % _____ % [SA Legg Mason Tactical Opportunities Portfolio] _____ % _____ % [SA T. Rowe Price Asset Allocation Growth Portfolio] _____ % _____ % [SA MFS Total Return Portfolio] _____ % _____ % [SA Wellington Multi-Asset Income Portfolio] _____ % _____ % [Actively Managed Fund-of-Funds] 10 [SA Allocation Balanced Portfolio] _____ % _____ % [SA Allocation Moderate Portfolio] _____ % _____ % [SA Allocation Moderate Growth Portfolio] _____ % _____ % [SA Allocation Growth Portfolio] _____ % _____ % [Volatility Control Portfolios] 10 [SA VCP Dynamic Allocation Portfolio] _____ % _____ % [SA VCP Dynamic Strategy Portfolio] _____ % _____ % [SA BlackRock VCP Global Multi Asset Portfolio] _____ % _____ % [SA Schroders VCP Global Allocation Portfolio] _____ % _____ % [SA T. Rowe Price VCP Balanced Portfolio] _____ % _____ % [SA American Funds VCP Managed Asset Allocation Portfolio] _____ % _____ % [SA PIMCO VCP Tactical Balanced Portfolio ] _____ % _____ % [SA Invesco VCP Equity-Income Portfolio ] _____ % _____ % [SA VCP Index Allocation Portfolio] _____ % _____ % Final Total of all columns must equal 100% 100% 100 % USLA-579 (9/19)

Page 5 of 8 7(b). [Polaris Income Plus Flex] 8a – Investment Options Investment Options (Invest in one or more of the portfolios below) • [Indicate your investment choice(s) for [90%]11 of your initial investment below under the Payment Allocation column. • To gradually invest using a DCA Account, check a box below to allocate [90%]11 of your initial investment to either the 6-Month or 1-Year DCA Account and choose your DCA Target Allocation(s) under the DCA Target Allocation column. Use whole percentages only.] 11 Payment Allocation [Automatic Secure Value Account Allocation] 11 [Secure Value Account] [ 10%]11 [DCA Account Options] 11 [6-Month DCA Account] [(90% allocation)] 11 [¨% (DCA Target Allocation below)] 11 [1-Year DCA Account] [(90% allocation)] 11 [¨% (DCA Target Allocation below)] 11 DCA Target Allocation [Fund-of-Funds with Volatility Control] 11 [Up to [90%]11 of initial investment ([100%]11 of your DCA Target Allocation) in any combination of these portfolios:] 11 11 [SA VCP Dynamic Allocation Portfolio] _____ % _____ % ’ [SA VCP Dynamic Strategy Portfolio] _____ % _____ % [SA VCP Index Allocation Portfolio] _____ % _____ % [Single-Manager Volatility Control Portfolios] 11 [Up to [50%]11 of initial investment (up to [55%]11 of DCA Target Allocation) in each of these portfolios with a maximum of [90%]11 total ([100%]11 DCA Target Allocation) in any combination of these portfolios: ] 11 [SA American Funds VCP Managed Asset Allocation Portfolio] _____ % _____ % [SA BlackRock VCP Global Multi Asset Portfolio] _____ % _____ % [SA Schroders VCP Global Allocation Portfolio] _____ % _____ % [SA T. Rowe Price VCP Balanced Portfolio] _____ % _____ % [SA PIMCO VCP Tactical Balanced Portfolio] _____ % _____ % [SA Invesco VCP Equity-Income Portfolio] _____ % _____ % [Fixed Income Portfolios] 11 [Up to [90%]11 of initial investment ([100%]11 of DCA Target Allocation) in any combination of these portfolios:] 11 [SA Federated Corporate Bond Portfolio] _____ % _____ % [SA Goldman Sachs Global Bond Portfolio] _____ % _____ % [SA Fixed Income Index Portfolio] _____ % _____ % [SA Fixed Income Intermediate Index Portfolio] _____ % _____ % [Goldman Sachs VIT Government Money Market Fund] _____ % _____ % [SA Wellington Government and Quality Bond Portfolio] _____ % _____ % [SA Wellington Real Return Portfolio] _____ % _____ % [SA JPMorgan MFS Core Bond Portfolio] _____ % _____ % [SA DFA Ultra Short Bond Portfolio] _____ % _____ % Final Total of all columns must equal 100% 100% 100 % USLA-579 (9/19)

Page 6 of 8 7 Investment Options / Optional Programs (continued) [7(c)]. 5Optional Programs q Systematic Withdrawal: Include the Systematic Withdrawal form with this Application. [q Automatic Asset Rebalancing*: I request the investment option(s) referenced in 7(a) [ or 7(b) above] 11 or designated in the Investment Option Election Form to be rebalanced at the frequency selected below (select only one). q Quarterly** q Semiannually q Annually * If a DCA Account was selected, we use the DCA Target Allocation indicated for Automatic Asset Rebalancing instructions, unless separate Asset Allocation Rebalancing instructions are provided and included with this Application. ** If you elected an Optional Living Benefit, Automatic Asset Rebalancing is done quarterly.] 12 [7(d)]. 5Electronic Transaction q Yes q No Electronic Transaction Authorization Your Contract, if issued, will allow for pre-authorized transfer privileges. These privileges allow the authorized financial advisor and any other person(s) authorized by the Owner of the Contract who can furnish proper identification (upon completion by Owner of the authorization below) to make transfers and to change the allocation of future payments. The United States Life Insurance Company in the City of New York (“the Company”) and its affiliates and their directors, trustees, officers, employees, representatives, and/or financial advisors will NOT be liable for complying with transfer instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expenses in acting in accordance with such instructions, and Owner will bear the risk of any such loss. The Company will employ reasonable procedures to authenticate that the transfer instructions are genuine and will provide confirmation of all transactions to Owner. If the Company does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. If no selection is made above, the Company will assume that you do not authorize electronic requests. [7(e)]. 5 Electronic Delivery Authorization q Yes q No Electronic Delivery Consent: I consent to electronic delivery by the Company, when available, of all documents and notices applicable to my contract including but not limited to: • Regulatory disclosure documents (prospectuses and prospectus supplements for the variable annuity and the underlying funds and annual and semiannual reports for the underlying funds); • Account documents (periodic statements and confirmations); • Policy Forms (annuity contract and applicable endorsements and riders); • Tax forms; and • Annuity related correspondence (privacy notice and other notices to customers). 13’ I confirm that I have access to a computer with the hardware and software necessary (Adobe Acrobat®, Internet access, and an active email account) to receive this information electronically—by email or by email notice of a document’s availability on the Company website. I confirm that I have the ability to retrieve and retain electronic communications that are subject to this consent. I understand that: • There is no charge for electronic delivery, although I may incur the costs of Internet access and computer usage. • I must notify Company promptly when my e-mail address changes. • I may always request a paper copy of this information at any time for no charge, even though I consent to electronic delivery, or if I decide to revoke my consent. • The Company is not required to deliver this information electronically and may discontinue electronic delivery in whole or part at any time. Not all Contract documentation and notifications may be currently available in electronic format. • For jointly owned contracts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.) • This consent is effective until further notice by the Company or until I revoke it. 1’ Call [1-800-445-7862] if you would like to revoke your consent, wish to receive a paper copy of any of the above information via U.S. mail, or need to update your email address indicated below. *Email address: _________________________________________________________________________ *Custodially owned contracts: Provide the annuitant’s email address. Other non-natural owners (such as trusts): Provide the email address of the authorizing signatory. USLA-579 (9/19)

Page 7 of 8 8 Acknowledgements and Signature(s) 8(a). Replacement q Yes q No Do you have any existing life insurance policies or annuity contracts? (Must check either Yes or No.) q Yes q No Is the purchase of this annuity intended to replace, terminate, or change the value of any existing life insurance policies or annuity contracts? (Must check either Yes or No) Provide the replacement information on the required forms, which can be obtained from your financial advisor and include them with this Application. 8(b) . Acknowledgement of Owner(s) I represent that all statements and information provided herein are true and complete to the best of my belief and knowledge. I understand that the Application will be attached to and made a part of the Contract. By signing below, I declare the following: 14’ • I have received and read the [Buyer’s Guide for Deferred Annuities]. • investment I acknowledge options, receipt, for either this variable physically annuity or electronically, and have read of it the carefully current . prospectus, which includes the applicable • Iof understand the variable that portfolios, all Purchase are variable Payments and and are values not guaranteed provided as by to the dollar Contract, amount when by based the Company, on investment the U.S experience . agency, Government, Federal or any or State State . Government; are not federally insured by the FDIC, the Federal Reserve Board, or any other • If benefits I am funding offered a in tax other -qualified annuities retirement and (2) plan the with annuity this does annuity, not provide I understand any additional that (1) there tax deferral are more treatment robust insurance beyond that which I already have under my plan. 14’ • [The 1-Year Fixed Account Option is not available for investment while a Living Benefit is attached to the Contract.] 14’ • [If am my providing investment the Investment choices were Option included Election on the Form Investment with this Option Application Election .] Form, my signature below indicates that I 8(c) Signature(s) Owner’s signature Date Joint Owner’s signature (if applicable) Date 9 Financial Advisor Information and Signature(s) 9(a). Replacement q Yes q No Do you have reason to believe that the owner has any existing life insurance policies or annuity contracts? q Yes q No Do you have reason to believe that any existing life insurance policy or annuity contract has been (or will be) replaced, surrendered, withdrawn from, loaned against, changed, or otherwise reduced in value in connection with this transaction, assuming that the Contract applied for will be issued? 9(b). Acknowledgements I have certify truly that and the accurately Application recorded was signed on this and form dated all by of the the information Owner after provided all answers by and the Owner information . Further, were by recorded signing below, herein; Iand I certify: • replacement I have instructed information the owner on to the answer required the forms, questions and including in Section them [8(a)] with 5 this appropriately application, . I am when providing applicable the . 14’ • I have delivered a [Buyer’s Guide for Deferred Annuities] to the owner. • I the have policy reviewed and the the owner’s owner’s financial financial time situation horizon, and including needs, including duration the of existing financial liabilities resources and used obligations, for the funding and have of determined that the owner has the financial ability to meet the financial commitments under the policy. USLA-579 (9/19)

Page 8 of 8 • known It is my to reasonable me at the belief time the that recommendation based on the information was made, the the Owner annuity provided being applied and based for, based on all the on my circumstances recommendation, meets the Owner(s)’ insurance needs and/or financial objectives. • advantages I have informed and the disadvantages, owner of various and the features basis of of the the policy recommendation and potential . I represent consequences that I have of the delivered sales transaction, the both the appropriate compensation product information prospectuses regarding and any the supplements manner in which for the I am variable compensated annuity and for the other sale related and servicing materials of such this as product, and have used only current, carrier-approved sales material. • My capacity recommendation and familiar was with made such with matters the would care, skill, use under prudence the circumstances and diligence that prevailing a prudent . person acting in a like • making I understand the recommendation that I must act in to the purchase best interest this annuity of the .owner I may. receive I only considered a commission the interests from, or have of the another owner when financial interests interest in, . the recommended transaction. However, my recommendation is based solely on the owner’s financial • photo I have identification verified the identity and any of other the owner required and documentation annuitant, if the . owner is non-natural, by reviewing a government-issued 1. Financial Advisor’s signature Financial Advisor’s name [(Print)] 15a Address City State ZIP Phone Financial Advisor/ ID number Email Broker / Dealer firm name [SSN (1st 5 digits ONLY)- _______________] 15a 2. Financial Advisor’s signature Financial Advisor’s name [(Print)] 15a Address City State ZIP Phone Financial Advisor ID number Email Broker / Dealer firm name [SSN (1st 5 digits ONLY)- _______________] 15a ’ 3. Financial Advisor’s signature Financial Advisor’s name [(Print)] 15a Address City State ZIP Phone Financial Advisor ID number Email Broker / Dealer firm name [SSN (1st 5 digits ONLY)- _______________] 15a ’ For financial advisor use only. Not all options are available; contact your home office with any questions. q Option 1 q Option 2 q Option 3 q Option 4 q Option 5 q Option 6 q Option 7 q Option 8 q Option 9 q Option 10 ’ Financial Advisor 1______% Financial Advisor 2______% Financial Advisor 3______% Note: If there are more than 15’[three] financial advisors, include the information required above, including applicable percentages (must total 100%) among all financial advisors, on a separate document for the remaining financial advisor(s) and submit with this Application. USLA-579 (9/19)